Exhibit 10.29

CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SUPPLY AGREEMENT

THIS AGREEMENT (the “Agreement”), entered into as of this 10th day of January, 2007 (the “Effective Date”), by and between HyClone Laboratories, a corporation organized under the laws of Utah with a place of business at 925 West 1800 South, Logan, UT 84321 (“Supplier”), and Advanced BioHealing, Inc., a Delaware Corporation with a place of business at 10933 North Torrey Pines Road, Suite 200, La Jolla, California 92037 (“ABH”).

W I T N E S S E T H:

WHEREAS, Supplier has experience in the production of the materials described in Exhibit A hereto (the “Materials”), some or all of which are based on custom specifications supplied by ABH and which include both standard and custom sera, media and bioprocess containers; and

WHEREAS, ABH desires to purchase Materials from Supplier for use by ABH in certain of its products and Supplier desires to manufacture and supply the Materials to ABH in accordance with the specifications set forth in Exhibit A (the “Specifications”) hereto, which is expressly incorporated by reference, and the terms and conditions set forth herein; and

WHEREAS, Supplier is willing to sell to ABH, and ABH is willing to purchase the Materials from Supplier in accordance with the price and other terms set forth herein,

NOW, THEREFORE, the parties hereto agree as follows:

ARTICLE I

MANUFACTURE AND SALE

1.01 Supply. During the term of this Agreement and subject to the terms and conditions set forth herein, Supplier shall manufacture and supply to ABH (or a designated affiliate of ABH), and ABH shall purchase from Supplier, the Materials in such quantities as from time to time may be ordered by ABH as provided herein. If ABH defaults under this Agreement, then Supplier may refuse to deliver Materials to ABH without being liable for breach (or in its sole discretion Supplier may condition any delivery upon cash payment). Any Materials added to the Agreement after the date hereof (with attendant prices and Specifications) must be approved in writing by both parties, and any custom Materials must comply with Supplier’s standard contract review process. All Materials shall be supplied with a minimum of at least [***] of the time remaining on their expiration date.

1.02 Quality of Materials. Supplier agrees to adhere faithfully to the Specifications processes and all applicable regulatory requirements relating to the manufacture of the Materials and shall not deviate in any way whatsoever therefrom without the prior written consent of a duly authorized representative of ABH.

1.03 Custom Materials. ABH represents and warrants to Supplier that: (a) ABH has acquired from Smith & Nephew Wound Management (La Jolla) (“SNWM”) certain assets

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related to the Specifications and intellectual property rights for all custom Materials (collectively the “Custom IP”) that were previously held by SNWM and that were covered by a Supply Agreement dated 19 May 2005 between Supplier and SNWM and (b) ABH has the legal right to disclose the Custom IP to Supplier for the purpose of manufacturing Materials for ABH under this Agreement, subject to the confidentiality provisions of this Agreement. SNWM has confirmed in writing to Supplier that SNWM has no objection to Supplier and ABH entering into this Agreement for the supply of the same custom Materials to ABH that Supplier previously manufactured for SNWM.

ARTICLE II

PRICE, ORDERS, AND TERMS OF PAYMENT

2.01 Price. ABH shall pay Supplier the prices for the Materials as shown in Exhibit B hereto, which is expressly incorporated by reference, less applicable allowances. These prices shall be firm and not subject to change through 31 December 2007. Prices during each new calendar year after 2007 will be adjusted by mutual written agreement of the parties, as evidenced by the parties’ signing a replacement Exhibit B for that calendar year. Supplier will propose to ABH, and the parties will negotiate in good faith, these new prices at least sixty (60) days before the start of each calendar year for an effective date beginning in January of the new calendar year; however, the new prices shall not exceed by more than [***] the previous year’s prices unless due to increases in raw material costs or other extenuating circumstances. If the parties cannot agree upon pricing for a new calendar year, then either party may refer the pricing decision to an independent third party for resolution by binding arbitration by giving the other party written notice after the sixty (60) day period referred to above has expired. The third party arbitrator must be approved by both parties, and the arbitrator shall be charged with determining the fair market pricing for the Materials for the new calendar year, considering, among other things, Supplier’s direct costs, a reasonable profit margin for Supplier–for this purpose Supplier’s historic profit margins on the Materials shall be relevant–and other commercially reasonable factors. The prices are F.O.B. place of [***]. Supplier reserves the right to renegotiate and adjust pricing if there are changes in Specifications, manufacturing processes or documentation that are requested by ABH and agreed to by Supplier, and until the new pricing is agreed upon, Supplier may continue to manufacture the Materials pursuant to this Agreement. Pricing includes Supplier’s standard packaging, labels and raw material and production costs; it does not include the following, which ABH shall pay (Supplier may prepay the following charges and add them to the invoice price for reimbursement by ABH): federal, state and local sales, use, excise and other taxes; customs duties; freight; special packaging; dry ice; and any insurance desired by ABH.

2.02 [DELIBERATELY LEFT BLANK]

2.03 Purchase Orders. ABH shall submit purchase orders for the Materials to Supplier at its address designated in Section 8.06 hereof. Such purchase orders shall set forth the quantities of Materials to be purchased, the delivery dates and shipping instructions, and shall allow at least ten (10) weeks for orders, except that a standing order will ship eight (8) weeks from the date that ABH requests samples, unless otherwise agreed to by both parties in writing. Supplier will make commercially reasonable efforts to meet delivery dates and expects to do so,

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however, in the event of any foreseeable delay Supplier shall promptly inform ABH of such delay. Supplier shall have no legal liability to ABH for failure to complete or deliver a purchase order by the delivery date indicated, unless the delay is within Supplier’s reasonable control or if Supplier does not promptly notify ABH in writing of a delay. Each purchase order issued hereunder shall be governed by the terms of this Agreement, and none of the terms or conditions of ABH’s or Supplier’s forms shall be applicable, except those specifying quantity ordered, delivery dates, special supply and packing instructions, and invoice information.

2.04 Payment Terms. Net payment for the Materials shall be due to Supplier not later than thirty (30) days from the date of Supplier’s invoice for Materials. ABH shall pay Supplier interest at the rate of [***] per annum on any past due payments. All payments and communications regarding the Materials shall be delivered to Supplier at the address designated in Section 8.06 hereof.

2.05 Availability. Supplier’s obligations under this section are subject to the allocation provisions of Section 2.08 hereof and the force majeure provisions of Section 8.01 hereof. Supplier agrees to provide the Materials to ABH during the term of the Agreement. Supplier shall give at least twelve (12) months written notice (for standard sera and standard media Materials), and six (6) months written notice (for custom sera and custom media Materials and for bags and bioprocess containers) to ABH in the event Supplier elects to withdraw from the business of manufacturing any given Material. In such event (and notwithstanding any contrary provisions in Section 2.06), ABH reserves the option to buy up to [***], for sera and media, and up to [***], for bags and bioprocess containers, of the then annual forecasted level of Material before the discontinuation date (any delays in delivery past the discontinuation date, other than deliveries made under the standard provisions of Section 2.03, must be mutually agreed to by the parties in writing at the time ABH places a purchase order). After the discontinuation date, this Agreement shall terminate as to the discontinued Material.

2.06 Forecasts. On the Effective Date and on or before the first day of each calendar quarter thereafter during the term of this Agreement, ABH will provide Supplier with written notice of ABH’s estimate of the total quantity of Materials to be purchased by ABH for that quarter and the succeeding three quarters. The forecasts shall include estimates of desired delivery dates and the amount of Materials to be delivered on the delivery dates. Forecasts submitted by ABH will be for general planning purposes and for Supplier’s purchase of raw material supplies and blending of custom Materials (i.e., Materials manufactured by Supplier to ABH’s custom specifications and not included in Supplier’s general catalogues) for ABH in order to meet the forecast. Supplier must give its prior written approval: (a) for changes of more than [***] in the amount of Materials forecasted for delivery in a calendar quarter in comparison to the prior forecast for that quarter (either up or down); and (b) if the amount of Materials actually ordered for a calendar quarter exceeds the forecast for that calendar quarter by more than [***]. Upon the termination of this Agreement for any reason, ABH will purchase custom Materials that are then held by Supplier in inventory for which purchase orders or forecasts have been provided by ABH.

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2.07 Reservations. Subject to the limitations of this section and Sections 2.08 and 8.01 hereof, ABH has the right to reserve off-the-shelf (i.e., standard, catalogue) media or sera Material (the “Reserved Material”) and take shipments from the Reserved Material as needed. The quantity of Reserved Material at any given time may not exceed [***] of the projected order quantity of that Material within the then current forecast described in Section 2.06 hereof. A reservation must comprise all or part of a single manufacturing lot (approximately two thousand (2,000) units for media Reserved Material). To reserve Reserved Material, ABH shall issue a purchase order for the entire amount of the reserve. Should ABH determine that it does not require all or part of the Reserved Material, then ABH shall advise Supplier as soon as possible in writing, and the Reserved Material shall be released from the reservation. If ABH does not take shipment of any Reserved Material within [***] after the reservation, then the Reserved Material shall be released from the reservation upon Supplier’s giving ABH written notice thereof and ABH’s failing to take shipment of the Reserved Material within thirty (30) days after the notice. ABH agrees that it will not release back to Supplier any Reserved Material once it has reached [***] expiry or less; instead, ABH shall take shipment of that Reserved Material. Supplier will provide prior updates and written notice of the expiration dating of Reserved Material. This section does not apply to any custom media Material, custom sera Material or bioprocess container Material.

2.08 Allocation. If Supplier has an insufficient supply of any Material to meet orders from all of its customers for that Material in a timely fashion, then Supplier shall allocate the available Material to ABH and Supplier’s other customers in a fair and equitable manner, in accordance with Supplier’s reasonable allocation policies in effect on the date of allocation as disclosed to ABH. The parties agree that a “fair and equitable manner” includes an allocation based on [***]. However, during the first year of this Agreement, Supplier shall use the written estimate of the total quantity of Materials to be purchased by ABH that ABH shall provide to Supplier on the Effective Date as stipulated in Section 2.06.

ARTICLE III

DELIVERY AND TITLE

3.01 Terms of Delivery. The Materials shall be shipped F.O.B. [***] with freight charges prepaid and added to invoice, unless otherwise instructed by ABH and approved by Supplier, each in writing. Supplier will ship Materials at the specified temperatures, if any, that are set forth in the Specifications for those Materials that are attached hereto as Exhibit A. Supplier will use a validated shipping method and supply documentation to support that the Material is shipped at the specified temperature. If Material is not shipped at specified storage temperature, replacement Material will be sent at no charge to ABH, and Supplier will pay the freight charges.

3.02 Manufacture of Materials.

(a) The Materials shall be manufactured in accordance with all applicable regulatory standards, including without limitation the ISO 9000 series of standards. Supplier shall promptly advise ABH in writing of any proposed raw material, or Specification changes, or

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any significant process change by Supplier in the manufacture of Materials, which changes must be approved by ABH in writing prior to their implementation by Supplier but which approval shall not be withheld unreasonably. In the event ABH and Supplier are unable to agree on such changes, Supplier shall assist ABH in good faith to secure an alternate manufacturer of the Materials, but subject to the provisions of Section 2.08 hereof on allocation and Section 8.01 hereof on force majeure (including the availability of raw material sources) Supplier shall continue to supply Materials to ABH pursuant to the original Specifications until (i) such alternate manufacturer is in a position to supply Materials to ABH, or (ii) for a period of [***] for standard media Materials and standard sera Materials and [***] for custom media Materials, for custom sera Materials and for bioprocess container Materials, whichever of (i) or (ii) is less. ABH (or a third party designated by ABH and reasonably acceptable to Supplier) shall have the right to audit Supplier for compliance with applicable regulatory requirements at reasonable intervals. Such audits shall be scheduled at mutually agreeable times (subject to Supplier’s audit scheduling procedures, but in no event sooner than fifteen (15) days after ABH’s request) and shall be subject to the confidentiality provisions of article V.

(b) Each party shall promptly advise the other in writing of any safety or toxicity problems of which either party becomes aware regarding the Materials or intermediates used in the manufacture of the Materials.

(c) Supplier shall promptly notify ABH in writing (no later than within seven (7) days) of any regulatory actions filed against Supplier by the FDA or its foreign regulatory equivalent/counterpart that adversely affects the manufacture of the Materials.

3.03 Inspection. Within a reasonable time (but no later than sixty (60) days) after arrival of the Materials at ABH’s manufacturing facility, ABH may inspect and test the Materials at its own cost. If ABH finds that the Materials do not conform to the Specifications, then ABH shall promptly (but in no event later than sixty (60) days after the date of such arrival), give Supplier written notice of any claim setting forth the details of such non-conformity. If Supplier does not acquiesce to such notice, then acceptability or rejection will be determined by the outcome of testing by a third party acceptable to and agreed upon in writing by both Supplier and ABH. Any costs for the third party testing will be borne by the non-prevailing party. If any Materials are non-conforming, then as ABH’s sole remedy (other than the indemnity provisions of Section 4.03 hereof) Supplier shall promptly refund the purchase price for such nonconforming Material or replace, at its expense, any non-conforming Materials with fully conforming replacement Material within six (6) weeks after Supplier receives the above mentioned written notice from ABH. Replacement costs paid for by Supplier shall include packaging, freight costs and/or disposal of nonusable Materials as well as the replacement cost of the non-conforming Material itself.

3.04 Performance. If Supplier does not make timely deliveries of Materials to ABH at least [***] of the time (here “timely” means no more than [***] late and no more than [***] early in relation to a requested delivery date), then at ABH’s request Supplier may be required to complete a “Supplier Corrective Action Request” form and return same to ABH within thirty (30) days of receipt; provided, however, that Supplier’s liability for failing to meet delivery dates is limited as described in Section 2.03.

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3.05 Subcontractors. The terms of this Agreement apply to all services and parts that Supplier shall provide to ABH including but not limited to services and parts acquired from other sources to meet the Specifications.

3.06 Authorized Release. Supplier’s regulatory affairs / compliance officer for the Materials shall be responsible for release of the Materials.

ARTICLE IV

WARRANTIES, INDEMNITIES AND INSURANCE

4.01 Warranties. Supplier warrants to ABH that Materials delivered to ABH pursuant to this Agreement shall conform with the Specifications and that such Materials shall (i) be free from defects in material and workmanship, (ii) be in compliance with applicable law and all regulatory requirements and (iii) be manufactured in accordance with this Agreement and (iv) not be adulterated within the meaning of applicable federal law and compliant with current good manufacturing practices under 21 CFR part 810, if applicable. Supplier further warrants that to the best of Supplier’s knowledge the Materials do not infringe any United States or foreign patent or any other intellectual property right, but this infringement warranty shall not be applicable to the extent that any Specifications are supplied to Supplier by ABH. SUPPLIER MAKES NO OTHER WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE MATERIALS. ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE ARE HEREBY DISCLAIMED BY SUPPLIER. ABH’S SOLE REMEDY FOR A BREACH OF THESE WARRANTIES (OTHER THAN THE INDEMNITY PROVISIONS OF SECTION 4.03 HEREOF) IS REFUND OR REPLACEMENT, as described in Section 3.03 hereof. Supplier shall not be responsible for any defects created in a Material after the Material has been received, inspected and accepted by ABH; however, subject to limitations that are set forth elsewhere in this Agreement, Supplier shall be responsible for latent defects in the Materials, but claims for such latent defects must be raised, if at all, within twelve (12) months after the Materials have been shipped to ABH. ABH warrants to Supplier that to the best of ABH’s knowledge any custom formulation or Specifications provided to Supplier do not infringe any United States or foreign patent. Changes to Specifications will not be implemented until ABH has approved the revised Specifications in accordance with Section 3.02(a) hereof.

4.02 Specifications. ABH shall deliver to Supplier written notice of any required changes to the Specifications of any custom Materials, and Supplier will advise ABH in writing within twenty (20) days after receiving the notice whether Supplier is willing to accommodate such changes in Specifications, and the parties shall mutually agree upon any corresponding price adjustment, which shall be implemented by following the procedures set forth in Section 2.01 hereof.

4.03 Indemnities. ABH shall indemnify and hold harmless Supplier from and against any and all claims, demands, actions, suits, causes of action, damages and expenses (including but not limited to expenses of investigation, settlement litigation and reasonable attorneys’ fees incurred in connection therewith) which are hereafter made, sustained or brought against Supplier by any person for the recovery of damages for property damage or bodily injury, illness or death of any person caused or alleged to be caused by Specifications supplied to Supplier by ABH (including, without limitation, any infringement of intellectual property rights of a third party) or by the use of any ABH materials that include the Materials, except to the extent that such claims, demands, actions, suits, causes of action, damages or expenses occur as a result of Supplier’s negligence, willful misconduct, breach of this Agreement or breach of its warranties contained in Section 4.01 hereof. In turn, Supplier will indemnify and hold harmless ABH from and against any and all claims, demands, actions, suits, courses of action damages and expenses (including but not limited to expenses of investigation, settlement litigation and reasonable attorneys’ fees incurred in connection therewith) which are hereafter made, sustained or brought against ABH by any person for the recovery of damages for property damage or bodily injury, illness or death of any person arising out of or resulting from Supplier’s negligence, willful misconduct, breach of this Agreement or breach of the warranties set forth in Section 4.01 hereof (including, without limitation, Supplier’s warranties in such section relating to any infringement of intellectual property rights of a third party), except to the extent that such claims, demands, actions, suits, causes of action, damages or expenses occur as a result of ABH’s negligence or willful misconduct. As to any intellectual property infringement claims under this Agreement, the indemnifying party shall have the right to take anyone or more of the following actions (a) to procure a license from the person claiming or likely to claim the infringement, (b) to modify the Materials to avoid the claim of infringement, so long as the modification does not materially impair the quality of the Materials, (c) if Supplier is the indemnifying party, then to accept the return of the Materials subject to or likely to be subject to the claim and to refund to ABH the price paid for the Materials (including shipping charges), and/or (d) to assume the defense of the claim at the indemnifying party’s cost (with the indemnified party agreeing to cooperate with the indemnifying party in the defense).

4.04 Insurance. Each party warrants to the other that it is currently insured and covenants that at all times during the term of this Agreement it will maintain a commercial general liability insurance policy which is sufficient to protect against the risks associated with its ongoing business, including the risks which might possibly arise in connection with the transactions contemplated by this Agreement, with limits of at least of [***] per occurrence and [***] in the aggregate. Each party shall continue to maintain such insurance during the term of this Agreement and thereafter, until a commercially reasonable time after ABH has ceased to market any products which incorporate the Materials.

4.05 Limitation of Liability. EXCEPT FOR ANY CLAIMS HEREUNDER BASED ON INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHT, AND THE INDEMNITY AND CONFIDENTIALITY PROVISIONS HEREOF, NEITHER PARTY SHALL BE LIABLE FOR, AND EACH PARTY HEREBY EXPRESSLY DISCLAIMS, ANY LIABILITY FOR SPECIAL, INCIDENTAL, INDIRECT, PUNITIVE, OR CONSEQUENTIAL DAMAGES TO THE OTHER PARTY RESULTING FROM, CAUSED BY, RELATING TO, OR ARISING OUT OF THE USE OF THE MATERIALS, A BREACH OF THIS AGREEMENT, THE BREACH OF ANY REPRESENTATION OR WARRANTY, OR ANY OTHER THEORY, WHETHER SOUNDING IN TORT OR IN CONTRACT. HOWEVER,

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NOTHING IN THIS AGREEMENT WILL LIMIT A PARTY’S LIABILITY FOR FRAUD OR FOR DEATH OR PERSONAL INJURY CAUSED BY A PARTY’S NEGLIGENCE OR WILLFUL MISCONDUCT.

ARTICLE V

CONFIDENTIALITY

5.01 Confidential Information. All confidential information furnished by ABH to Supplier or any of its affiliates, or by Supplier to ABH or any of its affiliates, during the term of this Agreement, relating to the subject matter hereof (“Confidential Information”) shall be kept confidential by the party receiving it for ten (10) years after the termination of this Agreement, and the party receiving Confidential Information shall not make use of it except for purposes authorized by this Agreement, nor disclose any Confidential Information to any person or firm unless previously authorized in writing to do so; provided, however, that the party receiving Confidential Information may disclose it as necessary to responsible officers, employees and independent contractors for the purpose contemplated by this Agreement, provided that such officers, employees and independent contractors shall have assumed like obligations of confidentiality.

5.02 Other Information. The foregoing limitations on the use and disclosure of Confidential Information shall not apply to information which:

(a) is required to be disclosed by any applicable law, government regulations, or a court of competent jurisdiction provided the recipient has given the disclosing party prior written notice and provides reasonable assistance so as to afford the disclosing party the opportunity to object and to protect from disclosure the maximum amount of such Confidential Information.

(b) at the time of disclosure or thereafter lawfully becomes a part of the public domain;

(c) was otherwise in the receiving party’s lawful possession prior to disclosure as shown by its written records;

(d) is released from confidential status by mutual written agreement of the parties; or

(e) has been independently developed by the receiving party and such development can be proved by clear and convincing documentary evidence.

5.03 Publicity. Except as may be required by applicable laws and regulations or a court of competent jurisdiction, as required to meet credit or other financing arrangements, or as required or appropriate in the reasonable judgment of either party to satisfy the disclosure requirements of any applicable securities law or regulations, neither party shall make any public release or other disclosure with respect to this Agreement or the terms hereof without the prior written consent of the other party.

ARTICLE VI

RIGHTS TO MATERIALS

6.01 Ownership. Supplier shall be the owner of all right, title and interest in and to the standard off the shelf Materials prior to shipment to ABH, as well as any patent rights which may be obtained thereon. ABH shall be the owner of all right, title and interest in and to the custom Materials developed with confidential information provided to Supplier by ABH; provided, however, that: (a) Supplier shall retain the right to any base formulations that are modified with confidential information supplied by ABH; and (b) Supplier may manufacture and sell to other customers derivations and improvements to Supplier’s formulations that are based wholly on or developed wholly in response to information provided to Supplier by another customer without reference to intellectual property, information or improvements provided by ABH. ABH shall be the owner of all right, title and interest in and to any inventions and confidential information supplied to Supplier by ABH forming part of the Specifications, as well as any patent rights or other intellectual property rights which may be obtained thereon. Supplier may not use the Specifications for custom Material incorporating confidential information of ABH for any purpose other than the supply of Materials for ABH hereunder.

ARTICLE VII

TERM AND TERMINATION

7.01 Term. Unless terminated in accordance with the provisions of Section 7.02 below, this Agreement shall have an initial term of two (2) years, comprised of an initial twelve (12) month firm period and a second twelve (12) month cancellation period, which initial term shall commence on the Effective Date of this Agreement. Upon each anniversary of the Effective Date of this Agreement, the term of the Agreement shall be automatically extended for an additional term of twelve (12) months, so that the term of this Agreement on each anniversary date of the Effective Date shall recommence a new term of two (2) years made up of a twelve (12) month firm period and twelve (12) month cancellation period per section 2.05. Notwithstanding the foregoing, at any time before the anniversary of an Effective Date, a party may give the other party written notice of cancellation of this Agreement, in which event this Agreement shall terminate at the end of then-scheduled cancellation period rather than automatically extending for an additional twelve (12) month term on the next Effective Date as described above.

7.02 Early Termination. In addition to terminations made under Section 2.05, this Agreement may be terminated by either party as follows:

(a) By either party immediately upon written notice by one party to the other, if the other party files or has filed against it a petition under the Bankruptcy Act, makes an assignment for the benefit of creditors, has a receiver appointed for it or any of its assets; or

(b) By either party if the other party fails to perform or otherwise breaches any of its material obligations hereunder, by giving written notice of its intent to terminate and stating the grounds therefor. The party receiving such notice shall have sixty (60) days from the receipt thereof if such breach or failure involves a non-monetary obligation, and thirty (30) days if the breach or failure is regarding a monetary obligation, to cure the failure or breach, at which time this Agreement shall terminate if such failure or breach has not been cured. In no event, however, shall such notice of intention to terminate be deemed to waive any rights to damages or any other remedy which the party giving notice of breach may have as a consequence of such failure or breach.

7.03 Effect of Termination. Termination of this Agreement, for whatever reason, shall not affect the obligations of either party as specified in Sections 3.03, 4.01, 4.03 or 4.04, Articles V or VI hereunder.

ARTICLE VII

GENERAL PROVISIONS

8.01 Force Majeure. Any delay or failure in the performance of any of the duties or obligations of either party hereto (except the payment of money) caused by an event outside the affected party’s reasonable control and without the fault or negligence of the party so affected shall not be considered a breach of this Agreement, and the time required for performance shall be extended for a period equal to the period of such delay. Such events shall include without limitation any delay for FDA approvals outside the affected party’s control; acts of God; acts of the public enemy; insurrections, civil disturbance, riots or armed conflict whether declared or undeclared; injunctions; strikes, lockouts, concerted acts of workmen or other industrial disturbances; embargoes; fires, explosions, floods or other natural catastrophes; curtailment, shortage, discontinuation, rationing or allocation of normal sources of labor, materials, transportation, energy or utilities and inability reasonably to obtain the same from others; sufferance of or voluntary compliance with acts of government and government regulation (whether or not valid); or other unforeseeable causes beyond the reasonable control. The party so affected shall give prompt notice to the other party of such cause, and shall take whatever reasonable steps are appropriate in that party’s discretion to relieve the effect of such cause as rapidly as possible. Supplier’s obligations under this Agreement are at all times subject to the condition that Supplier is able to obtain a sufficient supply of raw materials on reasonable terms to manufacture Materials to sell to ABH.

8.02 Assignment. Neither party shall assign this Agreement or any part thereof without the prior written consent of the other party, which shall not be unreasonably withheld; provided, however, either party, without such consent, may assign or sell the same in connection with the transfer or sale of substantially its entire business to which this Agreement pertains, in the event of its merger or consolidation with another company or in the event of the transfer or sale to a wholly-owned subsidiary or to an affiliated company.

8.03 Successors In Interest. Subject to Section 8.02, this Agreement shall be binding upon and inure to the benefit of the parties hereto, their subsidiaries, affiliates, successors and permitted assigns. Assignment to an affiliate or subsidiary shall not release the party making such assignment from responsibility for its obligations under this Agreement.

8.04 Entire Agreement. This Agreement shall constitute the entire agreement between the parties hereto and shall supersede any other agreements, whether oral or written, express or implied, as they pertain to the Materials. This Agreement may not be changed or modified except by written instrument signed by both parties.

8.05 Relationship. The relationship created by this Agreement shall be strictly that of buyer and seller. Neither party is hereby constituted an agent or legal representative of the other party for any purpose whatsoever, and is granted no right or authority hereunder to assume or create any obligation, express or implied, or to make any representation, warranties or guarantees, except as are expressly granted or made in this Agreement.

8.06 Notice. Any notice required hereunder may be served by either party on the other by personal delivery, by sending same, post-prepaid, by registered or by certified mail or by sending same guaranteed overnight express courier or delivery service, such as Federal Express, which provides for evidence of receipt at the office of the intended addressee, each to the respective party’s address set forth below:

ABH:	Advanced BioHealing, Inc. 10933 North Torrey Pines Road, Suite 200 La Jolla, CA 92037 Attention: Gerald Vovis, Ph.D., VP & General Manager

Supplier:	HyClone Laboratories, Inc. 925 West 1800 South Logan, UT 84321 Attention: Lynn R. Quilter, President

or to such other address as one party may notify the other as provided in writing herein.

8.07 Waiver. A waiver by either party of a breach of any of the terms of this Agreement by the other party shall not be deemed a waiver of any subsequent breach of the terms of this Agreement.

8.08 Governing Law. This Agreement is to be governed by and construed in accordance with Utah law, including all applicable provisions of the Uniform Commercial Code, but excluding its conflicts of laws rules. If any provision of this Agreement is deemed invalid or unenforceable by a court of competent jurisdiction, such invalidity or enforceability shall not affect or limit the validity or enforceability of any other provision hereof.

8.09 Specific Performance. Both parties shall be entitled to equitable relief, including injunctive relief and specific performance. Such remedy shall not be the exclusive remedy for any breach of this Agreement, but shall be in addition to all other remedies available at law or equity.

8.10 Counterparts. This Agreement may be executed in any number of counterparts, each of which once so executed and delivered shall be deemed an original, but all of which shall constitute but one and the same Agreement. All headings and captions are inserted by convenience of reference only and shall not affect the meaning or interpretation of any provision hereof.

The parties have executed this Agreement as of the date first above written.

ADVANCED BIOHEALING, INC.		HYCLONE LABORATORIES, INC.

By:	/s/ Gerald F. Vovis	By:	/s/ Craig Jack
	Gerald F. Vovis, Ph.D		Craig Jack
Title:	General Manager and Vice President		President

Date:	January 10, 2007	Date:	January 25, 2007

Exhibits to Supply Agreement

Exhibit A:	Description and Specifications for Materials

Exhibit B:	Prices for Materials

CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit A

Standard Materials

HyClone # SH30081.02 [***].

ABH # GR0001

Shipping Temperature: [***].

Special Instructions: [***] pre-shipment samples will be required for ABH lot qualification testing (ship pre-shipment samples [***]).

Specifications:

1.	Physical Appearance: [***].
2.	pH: [***].
3.	Osmolality: [***].
4.	Endotoxin: [***].
5.	Sterility: [***].

HyClone # SH30070.03 [***] Serum.

ABH # GR0035

Shipping Temperature: [***].

Special Instructions: [***] pre-shipment samples will be required for ABH lot qualification testing (ship pre-shipment samples [***]). [***].

Specifications:

1.	Physical Appearance: [***].
2.	pH: [***].
3.	Osmolality: [***].
4.	Endotoxin: [***].
5.	Hemoglobin: [***].
6.	Sterility: [***].
7.	Virus & Mycoplasma: [***].
8.	Growth Promotion: [***].

HyClone # SH30072.04 Media, Serum, [***].

ABH # 10184

Shipping Temperature: [***].

Special Instructions: [***] pre-shipment samples will be required for ABH lot qualification testing (ship pre-shipment samples [***]). [***].

***Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Specifications:

1.	Physical Appearance: [***].
2.	pH: [***].
3.	Osmolality: [***].
4.	Endotoxin: [***].
5.	Hemoglobin: [***].
6.	Sterility: [***].
7.	Virus & Mycoplasma: [***].
8.	Growth Promotion: [***].

HyClone # SH30238.01 [***].

ABH # GR0007

Shipping Temperature: [***].

Special Instructions: [***] pre-shipment samples will be required for ABH lot qualification testing (ship pre-shipment samples [***]).

Specifications:

1.	Physical Appearance: [***].
2.	pH: [***].
3.	Endotoxin: [***]mL.
4.	Sterility: [***].

HyClone SH30238.02 [***]

ABH # 11463

Shipping Temperature: [***].

Special Instructions: [***] bottles will be required for ABH pre-shipment qualification testing.

Specifications:

1.	Physical Appearance: [***].
2.	pH: [***].
3.	Endotoxin: [***].
4.	Sterility: [***].

HyClone # SH30034.01 [***].

ABH # GR0006

Shipping Temperature: [***].

Special Instructions: [***] pre-shipment samples will be required for ABH lot qualification testing (ship pre-shipment samples [***]).

Specifications:

1.	Physical Appearance: [***].
2.	pH: [***].
3.	Osmolality: [***].

***Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4.	Endotoxin: [***].
5.	Sterility: [***].

Hyclone # SH30264.02 [***].

ABH # GR0003

Shipping Temperature: [***].

Special Instructions: [***] pre-shipment samples will be required for ABH lot qualification testing.

Specifications:

1.	Physical Appearance: [***].
2.	pH: [***].
3.	Osmolality: [***].
4.	Endotoxin: [***].
5.	Sterility: [***].

HyClone # SH30028.03 [***].

ABH # GR0004

Shipping Temperature: [***].

Special Instructions: [***] pre-shipment samples will be required for ABH lot qualification testing.

Specifications:

1.	Physical Appearance: [***].
2.	pH: [***].
3.	Osmolality: [***].
4.	Endotoxin: [***].
5.	Sterility: [***].

HyClone # SH30651.01 Bag, [***].

ABH # 10197

Shipping Temperature: [***].

Specifications:

1.	Physical Appearance: [***].

HyClone # SH30651.02 Bag, [***].

ABH # 11381

Shipping Temperature: [***].

Specifications:

1.	Physical Appearance: [***]

***Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***].

HyClone # SH30221.25 [***] in [***] bag.

ABH # 11125

Shipping Temperature: [***].

Specifications: [***].

***Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Custom Materials

HyClone # SH3A1253.01 [***]in a [***] bag.

ABH # GR0108

Shipping Temperature: [***].

Special Instructions: [***] pre-shipment samples will be required for ABH lot qualification testing (ship pre-shipment samples [***]).

Specifications:

1.	Physical Appearance: [***].
2.	pH: [***].
3.	Osmolality: [***].
4.	Endotoxin: [***].
5.	Sterility: [***].

HyClone # SH3A1253.06 [***], supplied [***] in a [***] bag.

ABH # 11424

Shipping Temperature: [***].

Special Instructions: [***] bags will be required for ABH pre-shipment qualification testing and vendor lot retain samples (ship pre-shipment samples [***]).

Specifications:

1.	Physical Appearance: [***].
2.	pH: [***].
3.	Osmolality: [***].
4.	Endotoxin: [***].
5.	Sterility: [***].

HyClone # SH3A1256.01 Media, [***], supplied in [***] bag.

ABH # GR0119

Shipping Temperature: [***].

Special Instructions: [***] pre-shipment samples are required for ABH qualification testing.

Specifications:

1.	Physical Appearance: [***].
2.	pH: [***].
3.	Osmolality: [***].
4.	Endotoxin: [***].
5.	Sterility: [***].

***Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

HyClone # SH3A1256.03 [***], Supplied in [***] barrel.

ABH # 11267

Shipping Temperature: [***].

Special Instructions: [***] pre-shipment samples are required for ABH qualification testing.

Specifications:

1.	Sterility: [***].
2.	pH: [***].
3.	Endotoxin: [***].
4.	Osmolality: [***].

HyClone # SH3A1256.05 Media, [***], supplied [***] in a [***] bag.

ABH # 11423

Shipping Temperature: [***].

Special Instructions: [***] bags will be required for ABH pre-shipment qualification testing and vendor lot retain samples.

Specifications:

1.	Physical Appearance: [***].
2.	pH: [***].
3.	Osmolality: [***].
4.	Endotoxin: [***].
5.	Sterility: [***].

HyClone # SH3A1257.01 Media, [***], supplied in [***] bag.

ABH # 10006

Shipping Temperature: [***].

Special Instructions: [***] bags will be required for ABH pre-shipment qualification testing and vendor lot retain samples.

Specifications:

1.	Physical Appearance: [***].
2.	pH: [***].
3.	Osmolality: [***].
4.	Endotoxin: [***].
5.	Sterility: [***].
6.	Fill Volume Range: [***].

HyClone # SH3A793.03 [***], supplied in a [***] PETE bottle.

ABH # 10664

Shipping Temperature: [***].

***Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Special Instructions: [***] pre-shipment samples will be required for ABH lot qualification testing (ship pre-shipment samples [***]). [***].

Specifications:

1.	Physical Appearance: [***].
2.	Sterility Test (USP): [***].
3.	pH: [***].
4.	[***].
5.	[***].

HyClone # SH3A793.01 [***] in a [***] bag.

ABH # 10652

Shipping Temperature: [***].

Special Instructions: [***]pre-shipment samples will be required for ABH lot qualification testing (ship pre-shipment samples [***]). [***].

Specifications:

1.	Physical Appearance: [***].
2.	Sterility Test (USP): [***].
3.	pH: [***].
4.	[***].
5.	[***].

HyClone # SH3A793.07 [***] HyClone # SH20622, [***], Supplied [***] in a [***] bag per HyClone part number SH2B0564.

ABH # 11434

Shipping Temperature: [***].

Special Instructions: [***]pre-shipment bags will be required for ABH lot qualification testing (ship pre-shipment samples [***]). [***].

Specifications:

1.	Physical Appearance: [***].
2.	pH: [***].
3.	Growth Promotion: [***].
4.	Mycoplasma: [***].

***Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

HyClone # SH3A427.01 Bag, 4 Port, [***] Reservoir.

ABH # 10185

Shipping Temperature: [***].

Specifications:

1.	Physical Appearance: [***].
2.	Sterility: [***].
3.	[***].
4.	[***].

***Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

QUOTE NUMBER	QUOTE DATE	EXPIRATION DATE	925 West 1800 South Logan, Utah 84321
Advanced BioHealing40561CM0648	18-Jan-11	31-Dec-11

Customer Information	Sales Representative Information	For Inquiries on This Sales Order
Advanced BioHealing	Maureen Caton	Contact:	Maureen Caton
		Phone:	[***]
Phone	Phone [***]	Fax:	[***]
Fax	Fax [***]	Email	[***]
Terms and Conditions are available upon request

Item	QUANTITY		UOM	DESCRIPTION	PRICE/UNIT
	To	From

Serum
SH30070.03	[***]	[***]	EA	[***] bottle, ABH# GR0035	[***]
SH30072.04	[***]	[***]	EA	[***] Serum, [***] bottle, ABH# 10184	[***]

Media
SH30028.03	[***]	[***]	EA	[***] bottle, ABH# GR0004	[***]
SH30034.01	[***]	[***]	EA	[***] bottle, ABH# GR0006	[***]
SH30034.02	[***]	[***]	EA	[***] bottle, ABH# X-11464	[***]
SH30081.02	[***]	[***]	EA	[***] bottle, ABH# GR0001	[***]
SH30238.01	[***]	[***]	EA	[***], ABH# GR0007	[***]
SH30238.02	[***]	[***]	EA	[***], ABH# X-11463	[***]
SH30264.02	[***]	[***]	EA	[***] bottle, ABH# GR0003	[***]
SH3A1253.01	[***]	[***]	EA	[***] bags, ABH# GR0108	[***]
SH3A1253.06	[***]	[***]	EA	[***] bags, ABH# X-11424	[***]
SH3A1256.01	[***]	[***]	EA	[***] bag, ABH# GR0119	[***]
SH3A1256.05	[***]	[***]	EA	[***] bag, ABH# X-11423	[***]
SH3A1257.01	[***]	[***]	EA	[***] bag, ABH# 10006	[***]
SH3A793.03	[***]	[***]	EA	[***] bottle, ABH# 10664	[***]
SH3A793.01	[***]	[***]	EA	[***] bag, ABH# 10652	[***]
SH3A793.07	[***]	[***]	EA	[***] bag with [***] fill, ABH# X-11434	[***]

BPCs/ Bags
SH30651.01	[***]	[***]	EA	Standard [***] bag, ABH# 10197	[***]
SH30651.02	[***]	[***]	EA	Standard [***] bag, ABH# X-11381	[***]
SH3A427.01	[***]	[***]	EA	Custom [***] bag, ABH# 10185	[***]
Comments

***Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

22